SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]       Definitive Additional Materials

[ ]       Soliciting Material Pursuant to Sec. 240.14a-12

Federated Hermes Premier Municipal Income Fund

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement–Please Vote Today!
Federated Hermes Premier Municipal Income Fund
Time is of the essence… Voting only takes a few minutes and your participation is important! Act now to help avoid additional expense.
Federated Hermes Premier Municipal Income Fund (the “Fund”) will hold its annual meeting of shareholders on November 8, 2024. It is important for you to vote. We recommend that you read the Proxy Statement in its entirety.
Please note that this Proxy Statement relates to a meeting of the Fund’s shareholders. It is not a meeting of shareholders of Federated Hermes, Inc.
Why am I being asked to vote?
The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”). The rules of the NYSE require that the Fund hold an annual meeting each year for the election of Trustees of the Fund.
What am I being asked to vote on?
The proposals include:
•
The election of John B. Fisher and G. Thomas Hough as Class III Trustees of the Fund by the Fund’s Common and Preferred Shareholders. The Board of Trustees of the Fund (the “Board”) has nominated Messrs. Fisher and Hough for these positions.
•
The election of John G. Carson and John S. Walsh as Trustees of the Fund by the Fund’s Preferred Shareholders only. The Board of the Fund has nominated Messrs. Carson and Walsh for these positions.
How do I vote my shares?
To vote, you may complete and return the enclosed proxy card, or vote in person at the meeting.
If you:
1.
Sign and return the proxy card without indicating a preference, your vote will be cast “for” the election of the nominees named in this Proxy Statement.
2.
Do not respond at all, we may contact you by telephone to request that you cast your vote.
Whom do I call if I have questions about this Proxy Statement?
Call your Investment Professional or Service Representative at 1-800-730-6001.
Thank you in advance for your vote and your continued support of the Federated Hermes Funds.
After careful consideration, the Board of Trustees of the Fund has unanimously nominated the above-named individuals to continue to serve on the Board. The Board of Trustees of the Fund recommends that you read the enclosed materials carefully and vote FOR the election of these nominees.

FEDERATED HERMES PREMIER MUNICIPAL INCOME FUND
NOTICE OF ANNUAL MEETING OF FUND SHAREHOLDERS
TO BE HELD NOVEMBER 8, 2024
The Annual Meeting of the shareholders of FEDERATED HERMES PREMIER MUNICIPAL INCOME FUND (the “Fund”) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on November 8, 2024, for the following purposes:
(1) To consider the election of John B. Fisher and G. Thomas Hough as Class III Trustees of the Fund (Common and Preferred Shareholders).
(2) To consider the election of John G. Carson and John S. Walsh as Trustees of the Fund (Preferred Shareholders only).
(3) To transact such other business as may properly come before the meeting or any adjournment thereof.
The Board of Trustees has fixed July 31, 2024, as the record date for determination of shareholders entitled to vote at the meeting.
By Order of the Trustees

Peter J. Germain
Secretary
September 10, 2024

PLEASE NOTE THAT THIS PROXY STATEMENT RELATES TO A MEETING OF THE FUND’S SHAREHOLDERS. IT IS NOT A MEETING OF SHAREHOLDERS OF FEDERATED HERMES, INC.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY COMPLETING AND RETURNING
THE ENCLOSED PROXY CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE COMPLETE,
SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
FEDERATED HERMES PREMIER MUNICIPAL INCOME FUND
Federated Hermes Funds

4000 Ericsson Drive
Warrendale, PA 15086-7561
ABOUT THE PROXY SOLICITATION AND THE ANNUAL MEETING
The enclosed proxy is solicited on behalf of the Board of Trustees (“Board” or “Trustees”) of Federated Hermes Premier Municipal Income Fund (“Fund”). The proxies will be voted at the Annual Meeting of Shareholders of the Fund and at any and all adjournments, postponements and/or delays thereof. The meeting will be held on November 8, 2024, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time) (the “Annual Meeting”).
The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Fund. Such persons will receive no additional compensation for making such solicitations. In the unlikely event that a quorum is not reached in a timely manner, the Fund may also employ Computershare as a proxy solicitor pursuant to its standard contract, the cost of which will be borne by the Fund and is estimated to be approximately $500. Solicitations by such persons may be by telephone, electronic mail, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming the instructions with the shareholder after the fact. The Fund will reimburse custodians, nominee entities and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
The purposes of the Annual Meeting are set forth in the accompanying Notice. Should other business properly be brought before the Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy cards are expected to first be mailed on or about September 18, 2024, to shareholders of record at the close of business on July 31, 2024 (the “Record Date”). On the Record Date, the Fund had outstanding the following numbers of shares:
Common Shares	Variable Rate Municipal Term Preferred Shares
11,498,091	1,772
The classes of Fund shares listed in the table above are the only classes of shares currently authorized by the Fund.
The Fund’s Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2023, was mailed to shareholders on or about January 26, 2024. A copy of the Annual Report will be furnished, without charge, to any shareholder of the Fund upon request by calling 1-800-730-6001. The Fund’s Semi-Annual Report, which includes unaudited financial statements for the six months ended May 31, 2024, was mailed to shareholders on or about July 29, 2024. The most recent shareholder reports also can be accessed from the “Products” section of the Federated Hermes website at FederatedHermes.com/us. The Fund’s principal executive offices are located at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561. The Fund’s toll-free telephone number is 1-800-730-6001. Federated Investment Management Company (the “Adviser”) serves as the investment adviser for the Fund and Federated Administrative Services (the “Administrator”) serves as the administrator for the Fund. The address for both the Adviser and the Administrator is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.

PROPOSAL #1–ELECTION OF JOHN B. FISHER AND G. THOMAS HOUGH AS CLASS III TRUSTEES OF THE FUND (COMMON AND PREFERRED SHAREHOLDERS)

In accordance with the Fund’s Amended and Restated Agreement and Declaration of Trust (“Declaration” or “Declaration of Trust”), the Trustees elected by the holders of Common Shares (the “Common Shareholders”) and Preferred Shares (the “Preferred Shareholders” and together with the Common Shareholders, the “Shareholders”) of the Fund have been divided into the following three classes (“Class”): Class I, whose term will expire at the Fund’s 2025 annual meeting of Shareholders; Class II, whose term will expire at the Fund’s 2026 annual meeting of Shareholders; and Class III, whose term will expire at the Fund’s 2024 annual meeting of Shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for an approximately three-year term. Accordingly, Shareholders will vote to elect Class III Trustees at the Annual Meeting to serve for an approximately three-year term until the 2027 annual meeting and until their successors shall be duly elected and shall qualify.
As a general matter, staggered terms are adopted by many closed-end fund boards and can have the effect of promoting greater stability and continuity of the composition of the board, which enhances long-term planning. Staggered terms also have the effect of limiting the ability of other entities or persons to acquire control of a board by delaying replacement of a majority of the board given that generally only those board members in a single class may be replaced at the annual meeting. This limitation precludes a complete turnover of a board, as well as the potential for corresponding, radical changes in the direction of a fund, in any one year. This provides the Board and the Fund with some protection against abusive tactics and artificial pressures from special interest groups, which may have an agenda contrary to the long-term interests of the Fund’s other Shareholders and that could result in radical changes to the way the Fund is operated – even changes to the investment objective and strategies being pursued by the Fund and that were the reason Shareholders invested in the Fund. As a result, staggered terms enable the Board to more effectively serve the best interests of all of the Fund’s Shareholders. The Fund’s Declaration provides that a majority of the Trustees may fix the number of the entire Board and that such number shall be no less than 3 or more than 25. The Board will fix the appropriate number of Trustees from time to time. Proxies cannot be voted for a greater number of persons than the nominees named.
The following table summarizes the nominees who will stand for election by both the Common Shareholders and Preferred Shareholders at the Annual Meeting, the respective Class of Trustees to which they have been designated, and the expiration of their respective terms if elected at the Annual Meeting:
Interested Trustee	Class	Expiration of Term if Elected*
John B. Fisher	Class III	2027 Annual Meeting

Independent Trustee	Class	Expiration of Term if Elected*
G. Thomas Hough	Class III	2027 Annual Meeting

*
 A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office, to retirement because he or she has reached the mandatory retirement age for Trustees of the Fund, or to otherwise being removed or retired pursuant to the Fund’s Declaration.
The persons named as proxies intend to vote in favor of the election of John B. Fisher and G. Thomas Hough as Class III Trustees of the Fund. Both nominees are presently serving as Trustees. Please see “Information about the Fund” for current biographical information about Messrs. Fisher and Hough.
In the election of the Class III Trustees, the Fund’s Common Shareholders and Preferred Shareholders will vote together as a single class, with each share being entitled to one vote. In the election of Class III Trustees, the two nominees receiving the highest numbers of votes will be elected.
The Board of Trustees of the Fund unanimously recommends that Shareholders vote “FOR” the election of the above-named nominees.

PROPOSAL #2–ELECTION OF JOHN G. CARSON AND JOHN S. WALSH AS TRUSTEES OF THE FUND (PREFERRED SHAREHOLDERS ONLY)

In accordance with the Fund’s Declaration, at each annual meeting the Preferred Shareholders of the Fund, voting separately as a class, are entitled to elect two Trustees of the Fund. The two Trustees elected by the Preferred Shareholders at each annual meeting serve for an approximately one-year term until the next annual meeting and until their successors shall be duly elected and shall qualify. The Common Shareholders of the Fund do not have the right to vote with respect to the election of these two Trustees. However, once elected by the Preferred Shareholders, these two Trustees serve as Trustees for all Shareholders (both Common Shareholders and Preferred Shareholders) of the Fund.
The following table summarizes the nominees who will stand for election by the Preferred Shareholders at the Annual Meeting, and the expiration of their respective terms if elected at the Annual Meeting:
Independent Trustees	Expiration of Term if Elected*
John G. Carson	2025 Annual Meeting
John S. Walsh	2025 Annual Meeting
*
 A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office, to retirement because he or she has reached the mandatory retirement age for Trustees of the Fund, or to otherwise being removed or retired pursuant to the Fund’s Declaration.
The persons named as proxies intend to vote in favor of the election of John G. Carson and John S. Walsh as Trustees of the Fund. Both nominees are presently serving as Trustees. Please see “Information about the Fund” for current biographical information about Messrs. Carson and Walsh.
In the election of the two Trustees of the Fund to be elected by the Preferred Shareholders, the Fund’s Preferred Shareholders will vote separately as a class, with each share being entitled to one vote. In the election of these Trustees, the two nominees receiving the highest numbers of votes will be elected.
The Board of Trustees of the Fund unanimously recommends that Preferred Shareholders vote “FOR” the election of the above-named nominees.
INFORMATION ABOUT THE FUND
Proxies, Quorum and Voting at the Annual Meeting
In each election of Trustees proposal, the qualified nominees receiving the highest numbers of votes cast by the Shareholders entitled to vote in such election at a meeting at which a quorum is present, up to the number of Trustees to be elected in such proposal, shall be elected.
Only Shareholders of record on the Record Date are entitled to vote at the Annual Meeting. Each Common and Preferred Share of the Fund is entitled to one vote on all matters to be voted on by that class of shares. Fractional shares are entitled to proportionate shares of one vote. Shareholders do not have cumulative voting rights in the election of Trustees.
Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a later dated proxy or a written notice of revocation and submitting it to the Secretary of the Fund. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a Shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Annual Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the nominees named in this Proxy Statement.
In order to hold the Fund’s Annual Meeting, a “quorum” of Shareholders must be present. Holders of a majority of the total number of outstanding Preferred Shares of the Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of the two Trustees to be elected separately by the Preferred Shareholders. Holders of a majority of the total number of outstanding Common and Preferred Shares of the Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of the Class III Trustees and any other matter which is properly presented for action by the Shareholders at the Fund’s Annual Meeting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether a quorum is present at the Annual Meeting. Abstentions and “broker non-votes” will be included for purposes of determining whether a quorum is present. Broker non-votes occur when shares held by brokers or nominee entities, typically in “street name,” as to which proxies have been returned but: (a) voting instructions have not been received from the beneficial owners or persons entitled to vote; and (b) the broker or nominee entity does not have discretionary voting power or elects not to exercise discretion on a particular matter. Because the Fund requires a plurality of votes to elect each of the nominees, abstentions and broker non-votes will not have an effect on the outcome of Proposal 1 or Proposal 2. However, abstentions and broker non-votes will have the same effect as a vote “against” on proposals requiring a majority or other specified percentage of outstanding voting securities for approval.
If a quorum is not present for any proposal, the persons named as proxies may vote those proxies which have been received in favor of one or more adjournments of the Annual Meeting to permit further solicitations of proxies with respect to such proposal(s). The Annual Meeting, whether or not a quorum is present, may be adjourned from time to time by the affirmative vote of a majority of the votes cast by those Shareholders present in person or by proxy, or by the Chairman of the Annual Meeting. A Shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes to constitute a quorum have been received.
Any proposal for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and considered final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.
Each nominee named above has consented to continue to serve as a Trustee if elected at the Annual Meeting. If any nominee named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate selected by the Board or the Nominating Committee of the Board. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.
The Fund’s by-laws include provisions pursuant to which the control share acquisition provisions contained in Subchapter III of the Delaware Statutory Trust Act (the “Control Beneficial Interest Statute”) shall apply to the Fund for so long as the Control Beneficial Interest Statute is effective. The Fund became automatically subject to the Control Beneficial Interest Statute upon its effective date of August 1, 2022. In general, the Control Beneficial Interest Statute limits the ability of holders of “control beneficial interests” to vote their shares of a listed closed-end fund above various threshold levels that start at 10% unless the other shareholders of such fund vote to reinstate those rights. “Control beneficial interests” are aggregated to include the holdings of related parties and shares acquired before the effective date of the Control Beneficial Interest Statute. A fund’s board of trustees may exempt acquisitions (or classes of acquisitions) from the application of the Control Beneficial Interest Statute. The Control Beneficial Interest Statute requires shareholders to disclose any control share acquisition to the Fund within 10 days of such acquisition and, upon request, to provide any related information that such Fund’s Board reasonably believes is necessary or desirable.
About the Trustees
The following table provides a complete listing of the Fund’s Board of Trustees. Only Messrs. Fisher, Hough, Carson and Walsh are nominees for election at the Annual Meeting.
Board of Trustees
The Board of Trustees is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the Shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” (as such term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended) of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2023, the Federated Hermes Complex consisted of 33 investment companies (comprising 101 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Complex and, except with respect to the Fund, serves for an indefinite term.

Qualifications of Interested Trustees
Individual Trustee qualifications are noted in the “Interested Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Interested Trustee: outstanding skills in disciplines that are particularly relevant to the role of Trustee and to the Federated Hermes Funds, including legal, accounting, business management, the financial industry generally, and the investment industry particularly; and appropriate interpersonal skills to work effectively with other Trustees.
Interested Trustees Background and Compensation
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (calendar year 2023)	Year of Term Expiration
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE (CLASS II) Began serving: December 2002
Principal Occupations: Principal Executive Officer
and President of certain of the Funds in the
Federated Hermes Complex; Director or Trustee of
the Funds in the Federated Hermes Complex;
President, Chief Executive Officer and Director,
Federated Hermes, Inc.; Chairman and Trustee,
Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman
and Director, Federated Global Investment
Management Corp.; Chairman and Trustee,
Federated Equity Management Company of
Pennsylvania; Trustee, Federated Shareholder
Services Company; Director, Federated
Services Company.
Previous Positions: President, Federated Investment
Counseling; President and Chief Executive Officer,
Federated Investment Management Company,
Federated Global Investment Management Corp.
and Passport Research, Ltd.; Chairman, Passport
Research Ltd.
		$0	$0	2026
John B. Fisher* Birth Date: May 16, 1956 TRUSTEE (CLASS III) Began serving: May 2016
Principal Occupations: Principal Executive Officer
and President of certain of the Funds in the
Federated Hermes Complex; Director or Trustee of
certain of the Funds in the Federated Hermes
Complex; Director and Vice President, Federated
Hermes, Inc.; President, Director/Trustee and CEO,
Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania,
Federated Global Investment Management Corp.,
Federated Investment Counseling, Federated
Investment Management Company and Federated
MDTA LLC; Director, Federated Investors
Trust Company.
Previous Positions: President and Director of the
Institutional Sales Division of Federated Securities
Corp.; President and CEO of Passport Research Ltd.;
Director and President, Technology, Federated
Services Company.
		$0	$0	2027+
*
 Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
+ If elected at the Annual Meeting.

Qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “Independent Trustees Background, Qualifications and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any nominee Trustee.
•
Outstanding judgment, skills and experience in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Hermes funds, including financial and accounting, legal, business management, general financial industry, and investment industry knowledge and experience.
•
Dedication and willingness to devote time and attention necessary to fulfill Board responsibilities, including the availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age for Independent Trustees of 75 years.
•
Possesses no conflicts which would interfere with qualifying as Independent Trustee.
•
Integrity, intelligence, collegiality and other appropriate interpersonal skills to work effectively with other Independent Trustees.
•
Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies, such as the Fund.
•
Diversity of background.
Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications**	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (calendar year 2023)	Year of Term Expiration
John G. Carson Birth Date: May 15, 1965 TRUSTEE (ELECTED SEPARATELY BY PREFERRED SHAREHOLDERS) Began serving: January 2024
Principal Occupations: Director or Trustee of certain
Funds in the Federated Hermes Complex; Chief
Executive Officer, Chief Investment Officer, Northstar
Asset Management (Financial Services); formerly, Chief
Compliance Officer, Northstar Asset Management
(Financial Services).
Other Directorships Held: None.
Qualifications: Mr. Carson has served in various
business management roles throughout his career. Mr.
Carson was a Vice President at the Glenmede Trust
Company and a Managing Director at Oppenheimer &
Company. Prior to that he spent more than a decade
with the Bank of America/Merrill Lynch as a Director of
Institutional Sales. Earlier on, Mr. Carson held similar
positions for Wertheim Schroder/Schroders PLC and
Drexel Burnham Lambert.
		$0	$0	2025+

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications**	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (calendar year 2023)	Year of Term Expiration
G. Thomas Hough Birth Date: February 28, 1955 TRUSTEE (CLASS III) Began serving: January 2016
Principal Occupations: Director or Trustee and Chair of
the Board of Directors or Trustees of the Federated
Hermes Complex; formerly, Vice Chair, Ernst & Young
LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit
Committee, Member of the Compensation Committee,
Equifax, Inc.; Lead Director, Member of the Audit and
Nominating and Corporate Governance Committees,
Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting,
business management and directorship positions
throughout his career. Mr. Hough most recently held
the position of Americas Vice Chair of Assurance with
Ernst & Young LLP (public accounting firm). Mr. Hough
serves on the President’s Cabinet and Business School
Board of Visitors for the University of Alabama. Mr.
Hough previously served as a Director and Member of
the Audit, Governance and Compensation Committees
at Publix Super Markets, Inc. as well as on the Business
School Board of Visitors for Wake Forest University. In
addition, he previously served as an Executive
Committee member of the United States
Golf Association.
		$1,270.79	$365,000	2027+

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications**	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (calendar year 2023)	Year of Term Expiration
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE (CLASS I) Began serving: August 2009
Principal Occupations: Director or Trustee of
the Federated Hermes Complex; Adjunct Professor of
Law, Emerita, Duquesne University School of Law;
formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the
Duquesne University School of Law; formerly, Associate
General Secretary and Director, Office of Church
Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources
Corporation (natural gas).
Qualifications: Judge Lally-Green has served in various
legal and business roles and directorship positions
throughout her career. Judge Lally-Green previously
held the position of Dean of the School of Law of
Duquesne University (as well as Interim Dean). Judge
Lally-Green previously served as Director of the Office
of Church Relations and later as Associate General
Secretary for the Diocese of Pittsburgh, a member of
the Superior Court of Pennsylvania and as a Professor
of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of
Pennsylvania and previously served on the Supreme
Court’s Board of Continuing Judicial Education and the
Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green was then appointed by
the Supreme Court of Pennsylvania and currently serves
on the Judicial Ethics Advisory Board. Judge
Lally-Green also currently holds the positions on not for
profit or for profit boards of directors as follows:
Director and Chair, UPMC Mercy Hospital; Regent,
Saint Vincent Seminary; Member, Pennsylvania State
Board of Education (public); Director, Catholic
Charities, Pittsburgh; and Director, CNX Resources
Corporation (natural gas). Judge Lally-Green has held
the positions of: Director, Auberle; Director, Epilepsy
Foundation of Western and Central Pennsylvania;
Director, Ireland Institute of Pittsburgh; Director, Saint
Thomas More Society; Director and Chair, Catholic
High Schools of the Diocese of Pittsburgh, Inc.;
Director, Pennsylvania Bar Institute; Director, Saint
Vincent College; Director and Chair, North Catholic
High School, Inc.; Director and Vice Chair, Our
Campaign for the Church Alive!, Inc.; and Director and
Vice Chair, Saint Francis University.
		$1,148.93	$330,000	2025

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications**	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (calendar year 2023)	Year of Term Expiration
Thomas M. O’Neill Birth Date: June 14, 1951 TRUSTEE (CLASS I) Began serving: August 2006
Principal Occupations: Director or Trustee and Chair of
the Audit Committee of the Federated Hermes
Complex; Sole Proprietor, Navigator Management
Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several
business, mutual fund and financial management roles
and directorship positions throughout his career. Mr.
O’Neill serves as Director, Medicines for Humanity. Mr.
O’Neill previously served as Chief Executive Officer and
President, Managing Director and Chief Investment
Officer, Fleet Investment Advisors; President and Chief
Executive Officer, Aeltus Investment Management, Inc.;
General Partner, Hellman, Jordan Management Co.,
Boston, MA; Chief Investment Officer, The Putnam
Companies, Boston, MA; Credit Analyst and Lending
Officer, Fleet Bank; Director and Consultant, EZE Castle
Software (investment order management software);
Director, Midway Pacific (lumber); and Director, The
Golisano Children’s Museum of Naples, Florida.
		$1,148.93	$330,000	2025
Madelyn A. Reilly Birth Date: February 2, 1956 TRUSTEE (CLASS II) Began serving: November 2020
Principal Occupations: Director or Trustee of the
Federated Hermes Complex; formerly, Senior Vice
President for Legal Affairs, General Counsel and
Secretary of Board of Directors, Duquesne University
(Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business
and legal management roles throughout her career. Ms.
Reilly previously served as Senior Vice President for
Legal Affairs, General Counsel and Secretary of Board
of Directors and Director of Risk Management and
Associate General Counsel, Duquesne University. Prior
to her work at Duquesne University, Ms. Reilly served
as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of
Environment, Health and Safety, PPG Industries. Ms.
Reilly currently serves as a member of the Board of
Directors of UPMC Mercy Hospital, and as a member of
the Board of Directors of Catholic Charities, Pittsburgh.
		$1,044.49	$300,000	2026
P. Jerome Richey Birth Date: February 23, 1949 TRUSTEE (CLASS II) Began serving: January 2014
Principal Occupations: Director or Trustee of the
Federated Hermes Complex; Retired; formerly, Senior
Vice Chancellor and Chief Legal Officer, University of
Pittsburgh and Executive Vice President and Chief
Legal Officer, CONSOL Energy Inc. (split into two
separate publicly traded companies known as CONSOL
Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several
business and legal management roles and directorship
positions throughout his career. Mr. Richey most
recently held the positions of Senior Vice Chancellor
and Chief Legal Officer, University of Pittsburgh. Mr.
Richey previously served as Chairman of the Board,
Epilepsy Foundation of Western Pennsylvania and
Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal
Officer and Executive Vice President, CONSOL Energy
Inc. and CNX Gas Company; and Board Member,
Ethics Counsel and Shareholder, Buchanan Ingersoll &
Rooney PC (a law firm).
		$1,148.93	$330,000	2026

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications**	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (calendar year 2023)	Year of Term Expiration
John S. Walsh Birth Date: November 28, 1957 TRUSTEE (ELECTED SEPARATELY BY PREFERRED SHAREHOLDERS) Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Hermes Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Other Directorships Held: None. Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).	$1,044.49	$300,000	2025+
** “Other Directorships Held” includes current directorships of companies required to register or file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., publicly traded companies) or investment companies registered under the Investment Company Act of 1940, as amended.
+ If elected at the Annual Meeting.
DIRECTOR/TRUSTEE EMERITUS PROGRAM
The Board has created a position of Director/Trustee Emeritus, whereby an incumbent Director/Trustee who has attained the age of 75 and completed a minimum of five years of service as a director/trustee, may, in the sole discretion of the Committee of Independent Directors/Trustees (“Committee”), be recommended to the full Board of Directors/Trustees of the Fund to serve as Director/Trustee Emeritus.
A Director/Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to a percent of the annual base compensation paid to a Director/Trustee. In the case of a Director/Trustee Emeritus who had previously served at least five years but less than 10 years as a Director/Trustee, the percent will be 10%. In the case of a Director/Trustee Emeritus who had previously served at least 10 years as a Director/Trustee, the percent will be 20%. The Director/Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. Director/Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meeting of the Board of Directors/Trustees each year and will be available to consult with the Committees or its representatives at reasonable times as requested by the Chairman; however, a Director/Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by Shareholders of the Funds.
The Director/Trustee Emeritus will be permitted to serve in such capacity at the pleasure of the Committee, but the annual fee will cease to be paid at the end of the calendar year during which he or she has attained the age of 80 years, thereafter the position will be honorary.
The following table shows the fees paid to a Director/Trustee Emeritus for the Fund’s most recently ended fiscal year and the portion of that fee paid by the Fund or Trust.1
Emeritus Trustees and Compensation
Trustee Emeritus	Compensation From Fund (past fiscal year)	Total Compensation Paid to Trustee Emeritus[1]
John T. Collins[2]	$1,340.42	$385,000
Charles F. Mansfield, Jr.	$32.63	$60,000
1
 The fees paid to a Director/Trustee are allocated among the Federated Hermes Funds that were in existence at the time the Director/Trustee elected Emeritus status, based on each Federated Hermes Fund’s net assets at that time.

2
 John T. Collins retired from the Federated Hermes Funds Board of Directors/Trustees on December 31, 2023. Until December 31, 2023, Mr. Collins was compensated as a Director/Trustee of the Fund. The compensation provided in the table above reflects the compensation that Mr. Collins received from the Fund for his service to the Fund for the Fund’s last fiscal year and the total compensation that Mr. Collins received for his service to the Federated Hermes Funds Board for the calendar year ended December 31, 2023. Mr. Collins was appointed as Emeritus Director/Trustee on February 15, 2024, to become retroactively effective as of January 1, 2024.
Board Leadership Structure
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated Hermes or its affiliates, or (other than his position as a Trustee) with the Fund.
Board’s Role in Risk Oversight
The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated Hermes’ Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated Hermes, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated Hermes’ Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
Board Ownership of Shares in the Fund and in the Federated Hermes Family of Investment Companies
Interested Trustee	Dollar Range of Shares Owned in the Fund (as of July 31, 2024)	Aggregate Dollar Range of Shares Owned in Federated Hermes Family of Investment Companies (as of December 31, 2023)
J. Christopher Donahue	$50,001 - $100,000	Over $100,000
John B. Fisher	None	Over $100,000
Independent Trustee
John G. Carson	None	None
G. Thomas Hough	None	Over $100,000
Maureen Lally-Green*	None	Over $100,000
Thomas M. O’Neill	None	Over $100,000
Madelyn A. Reilly	None	Over $100,000
P. Jerome Richey*	None	Over $100,000
John S. Walsh	None	Over $100,000
*
 Under the Board’s current mandatory retirement policy, Judge Lally-Green and Mr. Richey are currently anticipated to retire from the Board on December 31, 2024.
Officers of the Fund
The executive officers of the Fund are elected annually by the Board of Trustees. Each officer holds the office until qualification of his or her successor. The names and birthdates of the executive officers of the Fund and their principal occupations during the last five years are as follows:

Officers*
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Jeremy D. Boughton Birth Date: September 29, 1976 TREASURER Began serving: March 2024
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Complex; Senior Vice President,
Federated Administrative Services, Federated Administrative Services, Inc., Federated Advisory Services Company,
Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated
Investment Counseling, Federated Investment Management Company and Federated MDTA LLC. Formerly, Controller,
Federated Hermes, Inc. and Financial and Operations Principal for Federated Securities Corp. Mr. Boughton has received the
Certified Public Accountant designation.
Previous Positions: Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer,
Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative
Services, Inc., Federated Securities Corp., Federated Advisory Services Company, Federated Equity Management Company
of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment
Management Company, Federated MDTA, LLC and Federated Hermes (UK) LLP, as well as other subsidiaries of Federated
Hermes, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY AND EXECUTIVE VICE PRESIDENT Began serving: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Complex. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.;
Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Adminis-
trative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated
Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder
Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes, Inc.
in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated
Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: July 2015
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Complex; Vice
President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc.
Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in
the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division
of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER AND SENIOR VICE PRESIDENT Began serving: February 2010
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes, Inc. taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s
Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon
University.

*
 Officers do not receive any compensation from any fund in the Federated Hermes Complex, including the Fund.
Share Ownership of the Fund
As of July 31, 2024, the following Trustee and/or Officer owned shares of the Fund:
Name	Position(s)	Fund/Class	Shares Owned
J. Christopher Donahue	President and Trustee	Federated Hermes Premier Municipal Income Fund–Common Shares	6,630
As of July 31, 2024, no other officer or Trustee of the Fund beneficially owned any shares of the Fund. The officers and Trustees of the Fund collectively own less than 1% of each class of the Fund’s outstanding shares.
As of July 31, 2024, to the best of the Fund’s knowledge, the following persons owned of record 5% or more of the outstanding shares of the class of the Fund indicated:
Fund/Class	Name	Shares Owned
Federated Hermes Premier Municipal Income Fund–Common Shares	Cede & Co., New York, NY	11,496,384 (99.98%)
Federated Hermes Premier Municipal Income Fund–Variable Rate Municipal Term Preferred Shares	Cede & Co., New York, NY	1,772 (100.00%)
Based on Section 13 and Section 16 filings with the Securities and Exchange Commission, certain Shareholders beneficially owned more than 5% of a class of the Fund’s shares. As of the date of each filing noted below, the following is information relating to these Shareholders:

Fund/Class	Name	Date of Filing	Shares Owned
Federated Hermes Premier Municipal Income Fund– Common Shares	First Trust Portfolios, L.P., Wheaton, Illinois First Trust Advisors, L.P., Wheaton, Illinois The Charger Corporation, Wheaton, Illinois	July 25, 2024	615,656 (5.36%)
Federated Hermes Premier Municipal Income Fund – Common Shares	Saba Capital Management, L.P., New York, NY	April 3, 2024	1,650,924 (14.36%)
Federated Hermes Premier Municipal Income Fund– Variable Rate Municipal Term Preferred Shares	Banc of America Preferred Funding Corp., Charlotte, NC; Blue Ridge Investments, L.L.C., New York, NY	September 14, 2023	1,772 (100%)
Meetings of the Board
The Board of the Fund met four times during the fiscal year ended November 30, 2023 (“fiscal 2023”). Each Trustee attended at least 75% of the total number of meetings in fiscal 2023 of the Board and of any committees of the Board on which the Trustee served held during the period of the Trustee’s service.
Committees of the Board
Executive Committee
The Executive Committee of the Fund currently consists of J. Christopher Donahue, G. Thomas Hough and John S. Walsh. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Fund in such manner as the Executive Committee shall deem to be in the best interests of the Fund. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to Shareholders any action requiring Shareholder approval. In fiscal 2023, the Executive Committee met on one occasion.
Audit Committee
The Audit Committee of the Fund currently consists of Maureen Lally-Green, P. Jerome Richey, Thomas M. O’Neill and John S. Walsh. Mr. O’Neill is Chair of the Audit Committee. The Board has adopted a written charter for the Audit Committee, a copy of which is available under “Fund Governance” on the home page of Federated’s website at FederatedHermes.com/us. The Board has determined that the members of the Audit Committee are “independent,” as defined by the listing standards of the New York Stock Exchange. The Board has designated Messrs. O’Neill and Walsh as audit committee financial experts.
The purposes of the Fund’s Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting, and the quality, integrity and independent audit of the Fund’s financial statements. The Audit Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent auditors, acts as a liaison between the independent auditor and the Board and reviews the Fund’s internal audit function. In discharging its responsibilities, the Audit Committee is entitled to rely upon the reports, findings and representations of the Fund’s auditors, legal counsel and responsible officers. In fiscal 2023, the Audit Committee met on seven occasions.
A report of the Audit Committee is attached as Exhibit A to this Proxy Statement.
Nominating Committee
The Nominating Committee of the Fund currently consists of all of the Fund’s Independent Trustees, as identified in the table above. Mr. Walsh serves as Chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee, a copy of which is available under “Fund Governance” on the home page of Federated’s website at FederatedHermes.com/us. The Board has determined that all members of the Nominating Committee are “independent,” as defined by the listing standards of the New York Stock Exchange. The Nominating Committee was established in May 2004 and met on three occasions during fiscal 2023.
The responsibilities of the Nominating Committee are to select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated. The Committee’s nominees are presented to the Board for election, or nomination for election by the Shareholders, as the case may be. The Committee will consider candidates recommended to the Committee by Independent Trustees of the Fund, officers or employees of any of the Fund’s agents or service providers, counsel to the Fund or Shareholders of the Fund. In identifying and evaluating candidates for consideration, the

Committee will consider such factors as it deems appropriate. These factors will ordinarily include integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
Any Shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on page 1 of this Proxy Statement. The recommendation should include the name and address of both the Shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience.
The Committee does not at this time have a formal process for identifying and evaluating nominees for Trustee. However, it is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a Shareholder.
Shareholder Communications
A Shareholder who wishes to communicate with the Board of the Fund, a Committee of the Board of the Fund or any individual Trustee or group of Trustees may do so by sending the communication in writing, addressed to the Board, the Committee, the individual Trustee or group of Trustees, c/o the Secretary of the Fund, at the Fund’s address appearing on page 1 of this Proxy Statement.
The Fund does not have a policy regarding attendance by Board members at annual shareholder meetings, and it is not anticipated that any members of the Board will attend the Annual Meeting. No member of the Board attended the annual shareholder meeting in 2023.
INDEPENDENT AUDITORS
Ernst & Young LLP has been selected as the independent auditor to audit the financial statements of the Fund for the fiscal year ended November 30, 2023. Ernst & Young LLP audited the financial statements of the Fund in fiscal 2022. It is not expected that a representative of Ernst & Young LLP will be present at the Annual Meeting to make a statement or respond to appropriate questions.
The following table shows the fees billed by Ernst & Young LLP for the Fund’s last two fiscal years for services to the Fund and to the Adviser and its affiliates that provide ongoing services to the Fund:
	Year Ended November 30, 2023				Year Ended November 30, 2022
	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Federated Hermes Premier Municipal Income Fund	$44,304	$—	$—	$—	$42,600	$—	$—	$—
Federated Investment Management Company and its affiliates that provide ongoing services to the Fund	N/A	$—	$—	$—	N/A	$—-	$—	$—
The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee is required to pre-concur with independence conclusions made by the independent auditor regarding non-audit services to be provided by the independent auditor to the Fund, the Fund’s Board, or any entity that is controlled directly or indirectly by the Fund. Unless a type of service to be provided by the independent auditor has received general pre-approval pursuant to policies established by the Audit Committee as discussed below, it will require specific pre-approval (and pre-concurrence for non-audit services) by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval/pre-concurrence authority to its Chair. The Chair will report any pre-approval/pre-concurrence decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval/pre-concurrence authority when the Chair is unavailable.
AUDIT SERVICES
The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.
In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; all other services must be specifically pre-approved by the Audit Committee.
AUDIT-RELATED SERVICES
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services. All other audit-related services must be specifically pre-approved by the Audit Committee.
TAX SERVICES
The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved/pre-concurred certain tax services. All tax services involving large and complex transactions must be specifically pre-approved/pre-concurred by the Audit Committee.
ALL OTHER SERVICES
With respect to the provision of services other than audit, review or attest services, the pre-approval/pre-concurrence requirement is waived if:
(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the registrant’s accountant by the Fund, the Fund’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided;
(2)
Such services were not recognized by the Fund, the Fund’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund at the time of the engagement to be non-audit services; and
(3)
Such services are promptly brought to the attention of the Audit Committee of the Fund and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee.
The Audit Committee may grant general pre-approval/pre-concurrence to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services and would not impair the independence of the auditor.
The Securities and Exchange Commission’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.
PRE-APPROVAL FEE LEVELS
Pre-approval fee levels for all services to be provided by the independent auditor are established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES
Requests or applications to provide services that require specific approval/concurrence by the Audit Committee are submitted to the Audit Committee by both the independent auditor and the Fund’s Principal Accounting Officer and/or Internal Auditor, and must include a statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.
The percentages of services in the Audit Related Fees, Tax Fees and All Other Fees categories in the table above that were approved by the Audit Committee pursuant to Section 2-01(c)(7)(i)(C) of Regulation S-X were as follows:
Federated Hermes Premier Municipal Income Fund:
2023	–	0%
2022	–	0%
Federated Investment Management Company and affiliates:
2023	–	0%
2022	–	0%
Non-Audit Fees billed to the Fund, the Fund’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2023	–	$210,943

Fiscal year ended 2022	–	$156,701
The Fund’s Audit Committee has concluded that the provision of non-audit services that were rendered by the independent auditor to the Fund’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditor’s independence.
SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 30(h) of the Investment Company Act of 1940 require that the Fund’s Trustees and officers, the Fund’s investment adviser and its affiliated persons, and beneficial owners of more than 10% of any class of the Fund’s outstanding securities (“Reporting Persons”) file reports with the Securities and Exchange Commission with respect to changes in their beneficial ownership of securities of the Fund. Based solely upon a review of the copies of such filings and written representations from certain Reporting Persons received by the Fund, the Fund believes that all Reporting Persons have timely made all filings required under Section 16(a) of the Exchange Act regarding ownership of shares of the Fund for the Fund’s fiscal year ended November 30, 2023.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2025 ANNUAL MEETING
Shareholder proposals meeting tests contained in the Securities and Exchange Commission’s proxy rules may, under certain conditions, be included in the Fund’s proxy statement for a particular annual shareholder meeting. Shareholder proposals intended for inclusion pursuant to Rule 14a-8 under the Exchange Act in the Fund’s proxy statement for its 2025 annual meeting of Shareholders must be received by the Fund, at the address indicated on page 1 of this Proxy Statement, not later than May 21, 2025. In order for a Shareholder proposal made outside of Rule 14a-8 under the Exchange Act or a shareholder nomination to be considered “timely” under the Fund’s by-laws, such proposal or nomination must be received by the Fund no earlier than July 11, 2025 and no later than August 10, 2025 at the address indicated on page 1 of this Proxy Statement. For the avoidance of doubt, if such proposal or nomination is received after business reopens on August 11, 2025 (or later), it would not be considered “timely.” However, if the date of the 2025 annual meeting is more than thirty days before or more than sixty days after the anniversary date of this year’s Annual Meeting, notice by the Shareholder to be timely must be so delivered not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. To be valid, any such proposal or nomination must include all the information specified in the Fund’s by-laws and comply with all applicable legal requirements. The Fund’s by-laws include notice provisions that nominating/proposing Shareholders are required to satisfy when issuing a nomination or proposal. Each nominating/proposing Shareholder is required to, among other things: (a) update certain information upon request and/or upon the Record Date; (b) provide information about their “Associate(s)” (as defined in the by-laws); (c) provide a representation regarding whether it intends to be or is part of a group that intends to deliver a proxy statement and/or otherwise solicit proxies or votes from Shareholders in support of such proposal or nomination; (d) provide a representation regarding whether it, together with any Associate(s), intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the outstanding shares required to approve the nomination and/or otherwise to solicit proxies from shareholders in support of the nomination; and (e) provide a statement certifying as to the completeness and accuracy of the information provided. Timely receipt or delivery of a Shareholder proposal or Shareholder nomination does not guarantee that such proposal or nomination will be included in the Fund’s proxy statement or otherwise be eligible for presentation at the Shareholder meeting, given that such inclusion and presentation are subject to various conditions and requirements, including those specified by applicable law and by the Fund’s by-laws. The Chairman of the Annual Meeting may refuse to acknowledge a nomination or other proposal by a Shareholder that is not made in the manner described above.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
No business other than the matters described above is expected to come before the Annual Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment, postponement and/or delay of the Annual Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund. The Fund has announced that it will conduct a tender offer for up to 32% of its outstanding Common Shares at a price equal to 99% of the Fund’s net asset value per share as determined on the day the tender offer expires or the preceding business day. The Fund currently anticipates that the tender offer will end on October 11, 2024. Shareholders who tender their shares into the tender offer will still be able to vote all of the Common Shares that they owned as of the Record Date at the Annual Meeting. The Adviser recommended the tender offer in connection with entering into an agreement with Saba Capital Management, L.P. (“Saba”), pursuant to which Saba agreed to comply with certain standstill covenants and vote its Common Shares in accordance with recommendations of the Board during the effective period of the agreement.
SHAREHOLDERS ARE REQUESTED TO VOTE BY COMPLETING, DATING AND SIGNING
THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE, WHICH
NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
Peter J. Germain
Secretary
September 10, 2024

FEDERATED HERMES PREMIER MUNICIPAL INCOME FUND
Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
Administrator
FEDERATED ADMINISTRATIVE SERVICES
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY
In an effort to reduce costs and avoid duplicate mailings, the Fund intends to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund resides (so-called “householding”), as permitted by applicable rules. The Fund’s “householding” program covers their Semi-Annual and Annual Shareholder Reports and any proxy or information statements. Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding” and (iii) none of the shareholders in the household have notified the Fund or its agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-730-6001 or contact the Fund at Federated Hermes Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561.

EXHIBIT A
(approved by the Audit Committee on May 13, 2024)
AUDIT COMMITTEE REPORT
The Audit Committee oversees the Fund’s financial reporting process on behalf of the Board of Trustees. The Audit Committee operates pursuant to a written charter adopted by the Board. The Board of Trustees, in its business judgment, has determined that all members of the Audit Committee are “independent” as defined in the listing standards of the New York Stock Exchange.
The Fund’s management has the primary responsibility for the preparation, presentation and integrity of the Fund’s financial statements and the adequacy of their internal controls. The independent registered public accounting firm is responsible for planning and carrying out an audit in accordance with standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion based on the audit as to whether the Fund’s audited financial statements fairly present its financial position, results of operations and changes in net assets in conformity with generally accepted accounting principles.
In the performance of its oversight function, the Audit Committee has reviewed the Fund’s audited financial statements for the year ended November 30, 2023, and has discussed the financial statements with management and with Ernst & Young LLP, the Fund’s independent registered public accounting firm for 2023. The Audit Committee has received from the independent registered public accounting firm written disclosures pursuant to the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301 and has discussed those matters with the independent registered public accounting firm. The Audit Committee has also received from the independent registered public accounting firm the written disclosures pursuant to PCAOB Rule 3526 and has discussed with the independent registered public accounting firm its independence. The Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm’s independence.
Based on the reviews and discussions described above, the Audit Committee authorized the inclusion of the Fund’s audited financial statements in the Fund’s Annual Report for the fiscal year ended November 30, 2023, filed with the Securities and Exchange Commission. Respectfully submitted:

Thomas M. O’Neill, Audit Committee Chair
Maureen Lally-Green, Audit Committee Member
P. Jerome Richey, Audit Committee Member
John S. Walsh, Audit Committee Member

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
CUSIP 31423P108
CUSIP 31423P504
35225 (9/24)
© 2024 Federated Hermes, Inc.

FEDERATED HERMES PREMIER MUNICIPAL INCOME FUND

PO Box 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 4000 Ericsson Drive Warrendale, PA 15086-7561 on November 8, 2024

Please detach at perforation before mailing.

FEDERATED HERMES PREMIER MUNICIPAL INCOME FUND
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 8, 2024

COMMON SHARES

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Hermes Premier Municipal Income Fund (the “Fund”), hereby designate and appoint George F. Magera, Mark R. Thompson, Kary A. Moore and Madison Dischinger, or any one of them, as proxies to act at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on November 8, 2024 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time) and at any adjournment or postponement thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated, this proxy will be voted “For” approval of all Proposals. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED HERMES PREMIER MUNICIPAL INCOME FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

FMN_34016_082624

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

xxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on November 8, 2024.

The Proxy Statement for this meeting is available at:

https://services.federatedhermes.com/teamsite-file-server/public/daf/pdf/regulatory/proxy/35225.pdf

Please detach at perforation before mailing.

	TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒

A	Proposal The Board of Trustees recommends that you vote FOR the proposal below.
		For All	Withhold All	For All Except
1.	To elect two Class III Trustees of the Fund.
Nominees:
01. John B. Fisher 02. G. Thomas Hough

INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided. ______________________________

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx FMN 34016 xxxxxxxx

FEDERATED HERMES PREMIER MUNICIPAL INCOME FUND

PO Box 43131

Providence, RI 02940-3131

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 4000 Ericsson Drive Warrendale, PA 15086-7561 on November 8, 2024

Please detach at perforation before mailing.

FEDERATED HERMES PREMIER MUNICIPAL INCOME FUND

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 8, 2024

PREFERRED SHARES

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Hermes Premier Municipal Income Fund (the “Fund”), hereby designate and appoint George F. Magera, Mark R. Thompson, Kary A. Moore and Madison Dischinger, or any one of them, as proxies to act at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on November 8, 2024 at 4000 Ericsson Drive, Warrendale, Pennsylvania, 15086-7561, at 10:00 a.m. (Eastern Time) and at any adjournment or postponement thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated, this proxy will be voted “For” approval of all Proposals. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED HERMES PREMIER MUNICIPAL INCOME FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

FMN_34016_082624_Pref

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

xxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on November 8, 2024.

The Proxy Statement for this meeting is available at:

https://services.federatedhermes.com/teamsite-file-server/public/daf/pdf/regulatory/proxy/35225.pdf

Please detach at perforation before mailing.

	TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	☒

A	Proposals The Board of Trustees recommends that you vote FOR all the proposals below.
		For All	Withhold All	For All Except
1.	To elect two Class III Trustees of the Fund.
Nominees:
01. John B. Fisher 02. G. Thomas Hough

INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided. ______________________________

2.	To elect two Trustees of the Fund.
	Nominees:	For All	Withhold All	For All Except
03. John G. Carson 04. John S. Walsh

INSTRUCTIONS: To withhold authority to vote “FOR” any individual nominee(s), mark the “For All Except” box and write that nominee name(s) on the line provided. ______________________________

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx FMN2 34016 xxxxxxxx